Fees Summary	Feb. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 599,992,526.34
Previously Paid Amount	0
Total Fee Amount	91,858.87
Total Offset Amount	0
Net Fee	$ 91,858.87